                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


              Date of earliest event reported:  November 22, 2000

                              -------------------

                         ENVIRO-CLEAN OF AMERICA, INC.

                              -------------------
             (Exact Name of Registrant as Specified in Its Charter)


          NEVADA                          0-26433                88-0386415
-----------------------------        ---------------       ------------------
(State or other jurisdiction           (Commission            (IRS Employer
    of incorporation)                  File Number)         Identification No.)


          211 Park Avenue, Hicksville, NY                       11801
-----------------------------------------------------         ---------
        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code           (516) 931-4455

                                --------------


                                      N/A
                                      ---

        (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     On November 22, 2000, Enviro-Clean of America, Inc., a Nevada corporation (the "Company"), issued a press release announcing that the Company's Board of Directors had authorized the repurchase of up to $1 million of the Company's Common Stock over the next 12 months. Such repurchase will be effected through open market purchases pursuant to Rule 10b-18 of the Securities Exchange Act of 1934, as amended, block trades and in privately negotiated transactions.

     Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

             99.1 Press Release of Enviro-Clean of America, Inc. issued November 22, 2000.



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENVIRO-CLEAN OF AMERICA, INC.


Date:  November 22, 2000                   By:  /s/ Randall Davis
                                                ------------------------------
                                                Name:  Randall K. Davis
                                                Title:  President

                               INDEX TO EXHIBITS



99.1  Press Release of Enviro-Clean of America, Inc. issued November 22, 2000.